UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                                 March 12, 2001
                Date of Report (Date of earliest event reported)


                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)


      Virginia                          0-9881                    54-1162806
 ---------------------               --------------       --------------------
(State or other jurisdiction    (Commission File Number) (I.R.S. Employer
incorporation or organization)                            Identification Number)


P.O. Box 459
Edinburg, VA                                                       22824
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(Address of principal executive office)                         (Zip code)



       Registrant's telephone number, including area code: (540) 984-4141

Item 4 - Changes in Registrant's Certifying Accountants

On March 12, 2001, the Registrant's Board of Directors voted to engage the accounting firm of KPMG LLP as the principal accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2001, to replace the firm of McGladrey & Pullen, LLP, the principal accountant engaged to audit the Registrant's financial statements as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000. The Registrant conducted a competitive proposal process to select the independent public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2001. The Registrant's Audit Committee received bids from several independent public accounting firms including McGladrey & Pullen, LLP. After reviewing the proposals, the Registrant's Audit Committee selected KPMG LLP, and the Registrant's Board of Directors approved this selection on March 12, 2001. McGladrey & Pullen, LLP did not resign or decline to stand for reelection. The Registrant decided, following the competitive proposal process, not to retain McGladrey & Pullen, LLP with respect to the audit of the Registrant's financial statements for periods beginning with the fiscal year ending December 31, 2001 and thereafter. McGladrey & Pullen, LLP's reports on the financial statements as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. In connection with the audits of the three fiscal years ended December 31, 2000 and through the subsequent interim period preceding the engagement of KPMG LLP, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their reports on the financial statements to the subject matter of the disagreement. The Registrant requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the McGladrey & Pullen, LLP letter is filed as Exhibit 16-1 to this Form 8-K.

Item 7 - Financial Statements  and  Exhibits

The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SHENANDOAH TELECOMMUNICATIONS COMPANY

DATE: March 12 2001                /s/ Laurence F. Paxton

                                   Laurence F. Paxton
                                   Vice President -Finance

EXHIBIT       DESCRIPTION OF EXHIBIT

 16.1           Letter from McGladrey & Pullen, LLP

                                                                    EXHIBIT 16.1

                                             Letter from McGladrey & Pullen, LLP


                                 March 14, 2001



Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, DC 20549

We were previously the independent accountants for Shenandoah Telecommunications Company, and on January 26, 2001, we reported on the consolidated financial statements of Shenandoah Telecommunications Company and subsidiaries as of and for the years ended December 31, 2000, 1999, and 1998. On March 12, 2001, we were dismissed as independent accountants of Shenandoah Telecommunication Company.

We have read Shenandoah  Telecommunications  Company's statements included under
Item 4 of its Form 8-K dated March 12, 2001, and we agree with such statements.


                                        /s/ McGladrey & Pullen, LLP

                                        McGLADREY & PULLEN, LLP